Exhibit 99.16

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:	Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 23rd day of March, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Mona Zielke
Mona Zielke, Director

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:	/s/ Tonie Hintz	Second Witness Signs:	/s/ Trace Quade
Printed name of witness:	Tonie Hintz	Printed name of witness:	Trace Quade

State of Florida)

County of LEE)

Personally Appeared Mona Zielke, Signer and Sealer of the foregoing instrument, and acknowledged the same to be her free act and deed, before me.

/s/ Tonie Hintz	Tonie Hintz
Notary Public	Notary Public, State of Florida
Commission Expires 02/15/2027

NOTARY PUBLIC TONIE HINTZ
SEAL	Notary Public – State of Florida
STATE OF	Commission #HH363095
FLORIDA	My Comm. Expires Feb 15, 2027
Bonded through National Notary Assn.

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:	Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 14 day of March, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Amelia J. Vaillancourt
Amelia J. Vaillancourt, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:	/s/ Tanya Greeley	Second Witness Signs:	/s/ Phyllis Stamey
Printed name of witness:	Tanya Greeley	Printed name of witness:	Phyllis Stamey

State of North Carolina)

County of Mecklenburg) ss

Personally Appeared Amelia J. Vaillancourt, Signer and Sealer of the foregoing instrument, and acknowledged the same to be her free act and deed, before me.

Kristen Wolf	/s/ Kristen Wolf
Notary Public	Notary Public, State of North Carlina
Commission Expires 12-27-26

KRISTEN WOLF

Notary Public

Mecklenburg

County

My Comm. Exp

12-27-2026

NORTH CAROLINA

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:	Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 18 day of March, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert L. Grubka
Robert L. Grubka, Chairman, President, and Director

STATE OF MINNESOTA

COUNTY OF Hennepin

The foregoing instrument was acknowledged before me this 18 day of March, 2024, by Robert L. Grubka.

MELISSA O’DONNELL	/s/ Melissa O’Donnell
NOTARY PUBLIC – MINNESOTA	Notary Public, State of Minnesota
COMMISSION EXPIRES 1/31/2025	Commission Expires 1/31/2025

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:	Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 13th day of March, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael R. Katz
Michael R. Katz, Director, and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:	Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 10 day of March, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Francis G. O’Neill
Francis G. O’Neill, Director

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ James C. Lehan	Signature of Witness #1
James C. Lehan	Printed or typed name of Witness #1
21 Winterberry Way	Address of Witness #1
Norfolk, MA 02056

/s/ Elizabeth Lehan	Signature of Witness #2
Elizabeth Lehan	Printed or typed name of Witness #2
21 Winterberry Way	Address of Witness #2
Norfolk, MA 02056

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:	Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 12 day of March, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

/s/ Tony D. Oh
Tony D. Oh, Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Ashley Oh	Signature of Witness #1
Ashley Oh	Printed or typed name of Witness #1
6778 Encore Blvd	Address of Witness #1
Sandy Springs, GA 30328

/s/ Agnes Oh	Signature of Witness #2
Agnes Oh	Printed or typed name of Witness #2
6778 Encore Blvd	Address of Witness #2
Sandy Springs, GA 30328

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:	Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 1 day of March, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Youssef A. Blal
Youssef A. Blal, Director

STATE OF MINNESOTA

COUNTY OF Hennepin

The foregoing instrument was acknowledged before me this 15 day of March, 2024, by Youssef A. Blal.

MELISSA O’DONNELL	/s/ Melissa O’Donnell
NOTARY PUBLIC – MINNESOTA COMMISSION EXPIRES 1/31/2025	Notary Public, State of Minnesota Commission Expires 1/31/2025

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:	Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 28 day of March, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Neha V. Jain
Neha V. Jain, Director